May 13, 2005


ALPHA HEDGE FUND, INC.
8150 N. Central Expressway   Suite 101
Dallas, Texas 75206
1-800-704-6072




NOTICE OF ANNUAL MEETING
TO BE HELD JUNE 6, 2005



NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Alpha Hedge Fund, Inc. will be held at 8150 N. Central Expressway, Suite 101, Dallas, Texas 75206 on
 June 6, 2005 at 5:00 PM for the following purposes:

1) To elect four (4) directors to serve until the next Annual
Meeting of Shareholders or until their successors are elected and qualified.

2) To ratify or reject the selection of  Helin Donovan Trubee
& Wilkinson, LLP, Certified Public Accountants, as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending
December 31, 2005.

3) To transact such other business as may properly come before the meeting or any general adjournment thereof.


The Board of Directors has fixed the close of business May 13,
 2005 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.



IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE
COMPLETE, SIGN &
RETURN THE ENCLOSED PROXY


PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED





















Dear Shareholders:


The U.S. Securities and Exchange Commission has adopted a regulation regarding the "Privacy of Consumer
Financial Information" known as Regulation S-P.  This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy policies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:


A. Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship
status. Information about your transactions with us include; your account number, account balances and transaction histories.

B. The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law. And, since we handle regular transactions internally the
number of employees that even see your information is limited.



Please call us at 800-704-6072 if you have any questions about our Regulation S-P policies.

Thank You,


Laura S. Adams
President
Alpha Hedge Fund, Inc.






























PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
June 6, 2005

ALPHA HEDGE FUND, INC.
8150 N. Central Expressway  Suite 101
Dallas, Texas  75206
1-800-704-6072

Enclosed herewith is a notice of Annual Meeting of Shareholders of Alpha Hedge Fund, Inc. (the "Fund") and a
Proxy form solicited by the Board of Directors of the Fund.
This Proxy, first mailed to shareholders on May 16, 2005, may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a Proxy dated later than the original Proxy, or by voting in person at the Annual Meeting , which would override all your previously filed proxies. Any shareholder attending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

There is only one class of capital stock of the Fund and all shares having equal voting rights. On May 13, 2005, the date of record, there were 2 shareholders and 49,849.861 shares outstanding. In all matters each share has one vote per share and fractional shares will have an equivalent fractional vote.

A quorum must exist to hold the Annual Meeting.  A quorum exists if the majority of issued and outstanding shares entitled to vote are represented at the meeting in person or by proxy. Abstentions and broker accounts that do not vote are considered as being present with negative votes. A majority of votes, when a quorum is present, will pass any of the proposals presented.


ELECTION OF DIRECTORS

There are four(4) nominees listed below who consent to serve as
 Directors, if so elected, until the next Annual
Meeting of  Shareholders.  The names, ages and principal occupations for the past five years of the Directors along with their shareholdings of Alpha Hedge Fund, Inc. as of the record date, May 13, 2005 are as follows:

Interested Directors and Officers:

Laura S. Adams is 43 years old and lives in Dallas, Texas.  She is President, Treasurer and Secretary of the Fund and also a Member of Adams Asset Advisors, LLC, the Investment Advisor to the Fund. She has been a Director of the Fund since inception, April 19, 2002 and was a homemaker prior to that date. Mrs. Adams is also a Director of two other SEC registered fund companies (Stock Dividend Fund, Inc and Index Plus Fund, Inc).

Independent Directors:

Vicky L. Hubbard is 47 years old and lives in Plano, Texas.  She is currently a mother and homemaker, after retiring in 2000 from a career in the computer business. She has been a Director since April 19, 2002. Mrs. Hubbard is also a Director of two other SEC registered fund companies (Stock
Dividend Fund, Inc and Index Plus Fund, Inc).

Yolawnde F. Malone is 41 years old and lives in DeSoto, Texas.
She is currently a tax compliance manager for
Tolleson Wealth Management.   Prior to that she was self-employed
 as an international tax consultant.   She has
been a Director since April 19, 2002. Mrs. Malone is also a Director of two other SEC registered fund companies
(Stock Dividend Fund, Inc and Index Plus Fund, Inc).

Melissa D. Gordon, M.D. is 41 years old and lives in Dallas,
Texas.  She is currently a Pathologist and Partner at
North Dallas Pathology.   She has been a Director since June 16, 2004.
   Mrs. Gordon is also a Director of two other
SEC registered fund companies (Stock Dividend Fund, Inc and Index
Plus Fund, Inc).






Shareholders have one vote for each share they own for each of four directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.

BOARD MEETINGS & DIRECTOR'S DUTIES

Meetings: There were seven Unanimous consents of the Board of Directors in 2004 and four for 2005 year to date.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent directors is required, evaluate and recommend the
Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.


FUND HOLDINGS OF THE OFFICERS AND DIRECTORS

			 Dollar Range of Equity	 Fund Shares  Percentage
			 Ownership of Fund as of Owned as of  Ownership
Name			 5/13/05		 5/13/05      as of 5/13/05
--------------------	 -------------------	------------  ----
Laura S. Adams*		  Over   $100,000	49,849.861**  100.00%
Vicki L. Hubbard         Less than   $10,000	     0.000      0.00%
Yolawnde F. Malone	 Less than   $10,000	     0.000      0.00%
Melissa D. Gordon, M.D.	 Less than   $10,000	     0.000	0.00%

*Director of the Fund who would be considered an "interested person", as defined by the Investment Company Act of 1940. Laura S. Adams is an "interested person" because she is affiliated with the Investment Advisor.
**Includes 24,940.362 shares owned by Mrs. Adams and 24,909.499 shares owned by Mrs. Adams husband, Steven
Adams.


REMUNERATION OF DIRECTORS & OFFICERS

At this time, Directors and Officers are not remunerated for their expenses incurred attending Board meetings.

BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt
execution of orders at the most favorable price. The Fund places all orders for purchase and sale of its securities
through its President who answers to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis
 & reports, sales literature and statistical
services furnished either directly to the Fund or to the Advisor.
No effort is made in any given circumstance to
determine the value of these services or the amount they might have reduced Advisor expenses. Other than set forth
above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors evaluates and reviews annually the reasonableness
of brokerage commissions paid.   In 2004 the Fund paid commissions
 totaling $554.

LITIGATION

As of the date of this Proxy, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.






RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

The Board of Directors recommends, subject to shareholder approval,
 Helin Donovan Trubee & Wilkinson, LLP,
Certified Public Accountants to audit and certify financial statements of the Fund for the year 2005. In connection with the audit function, Helin Donovan Trubee & Wilkinson, LLP will review the Fund's Annual Report to
Shareholders and filings with the Securities and Exchange
Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Helin Donovan Trubee & Wilkinson, LLP.
Neither Helin Donovan Trubee & Wilkinson, LLP nor any of its partners have any direct or material indirect financial interest in the Fund and will only provide auditing and potential tax preparation services to the Fund if selected.

All audit fees and expenses are paid directly by the Advisor, regardless of amount, pursuant to the Advisory agreement between the Fund and the Advisor.

A representative of Helin Donovan Trubee & Wilkinson, LLP will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the President of the Fund.

SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in June 2006. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than January 4, 2006 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.

OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above.
Should other business come before the meeting, proxies will be voted in accordance with the view of the Board of Directors.




















































































PROXY- SOLICITED BY THE BOARD OF DIRECTORS
ALPHA HEDGE FUND, INC.
ANNUAL MEETING OF
SHAREHOLDERS JUNE 6, 2005

The annual meeting of  ALPHA HEDGE FUND, INC. will be held JUNE 6,
 2005 at 8150 N. Central Expressway
Suite 101,  Dallas, Texas 75206 at 5:00 P.M. The undersigned hereby appoints Laura S. Adams as proxy to
represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO
DIRECTION IS
INDICATED AS TO A PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL.
 THE PROXY
MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY
 COME
BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors

FOR all nominees except as marked to the contrary below.

 		WITHHOLD AUTHORITY to vote for all nominees.

To withhold authority to vote for nominees, strike a line through their name(s) in the following list:

Laura S. Adams	Vicky L. Hubbard   Yolawnde F. Malone Melissa D. Gordon, M.D.

2. Proposal to ratify the selection of Helin Donovan Trubee & Wilkinson, LLP by the Board of Directors as
independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending
December 31, 2005.

 	FOR 			AGAINST 		ABSTAIN



Please mark, date, sign, & return the proxy promptly. For joint registrations, both parties should sign.


Dated ___________________, 2005
_________________________ Shareholder's Signature


_________________________ Shareholder's Signature
Shareholder ID#:
Shares Owned 5/13/05:


Please review your address and note corrections below: